Supplemental Operating and Financial Data Q3 2023

Veris Residential Inc. (the “Company”, “VRE”, “we”, “our”, “us”) considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward- looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which we have made assumptions are: • risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of our business and the financial condition of our tenants and residents; • the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; • the extent of any tenant bankruptcies or of any early lease terminations; • our ability to lease or re-lease space at current or anticipated rents; • changes in the supply of and demand for our properties; • changes in interest rate levels and volatility in the securities markets; • our ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; • our ability to attract, hire and retain qualified personnel; • forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates, and projected revenue and income; • changes in operating costs; • our ability to obtain adequate insurance, including coverage for natural disasters and terrorist acts; • our credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense; • changes in governmental regulation, tax rates and similar matters; and • other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of VRE. Any offers to sell or solicitations of VRE shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by VRE for the same period with the Securities and Exchange Commission (the “SEC”) and all of the VRE’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. This Supplemental Operating and Financial Data should be read in connection with the Company’s third quarter 2023 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on October 25, 2023, as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Forward-Looking Statements 2

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables below. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables below. Net operating income (“NOI”) represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Same Store includes specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned in the reporting period. Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. 3 Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre

4 Company Highlights

Three Months Ended Three Months Ended September 30, 2023 June 30, 2023 September 30, 2023 June 30, 2023 Net Loss per Diluted Share $(0.60) $(0.30) Key Portfolio Statistics Core FFO per Diluted Share(1) $0.12 $0.16 Multifamily Portfolio Weighted Average - Diluted Shares(2) 100,924,794 100,854,172 Operating Units 7,681 7,681 Total Equity $1.7 billion $2.2 billion % Physical Occupancy 95.3% 95.6% Total Debt $1.9 billion $1.8 billion Same Store Units 6,691 6,691 Total Capitalization $3.7 billion $4.0 billion Same Store Occupancy 95.5% 95.7% Debt-to-Undepreciated Assets 50.5% 43.2% Same Store Blended Rental Growth Rate 9.3% 11.7% Net Debt $1.9 billion $1.4 billion Average Rent per Home $3,809 $3,734 Annualized Adjusted EBITDA(1) 144,227 163,113 Net Debt-to-Adjusted EBITDA 13.0x 8.6x Office Portfolio Interest Coverage Ratio(1) 1.5x 1.9x Area (sqft)(3) .97 million 1.6 million Consolidated In-Service Properties(3) 1 3 5 Q3 2023 Key Financial Metrics 1. See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. FFO is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (Nareit). Interest Coverage Ratio is calculated as Adjusted EBITDA divided by interest expense. 2. Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests. 3. Harborside 5 is the only in-service office property remaining as of October 24, 2023.

Components of Net Asset Value

$ in thousands

Real Estate Portfolio

Operating Multifamily NOI[1]	Total	At Share
New Jersey Waterfront	$128,980	$106,243
Massachusetts	26,264	26,264
Other	31,840	23,174
Haus25 (Stabilized NOI)[2]	30,426	30,426
Total Multifamily NOI	**$217,510**	**$186,107**
Commercial NOI[3]	4,840	3,916
Total NOI	**$222,350**	**$190,023**

Non-Strategic Assets

Book Value of Harborside 5	$117,927
Gross Price of Non-Strategic Assets Under Binding Contract	71,000
Estimated Land Value[4]	210,551
Subtotal Non-Strategic Assets	**$399,478**

Other Assets

Cash and Cash Equivalents	$17,274
Restricted Cash	23,603
Other Assets	70,245
Subtotal Other Assets	**$111,122**

Liabilities and Other Considerations

Operating - Consolidated Debt at Share	1,796,496
Operating - Unconsolidated Debt at Share	309,240
Other Liabilities	85,719
Revolving Credit Facility[5]	–
Term Loan[5]	–
Preferred Equity / LP interest[6]	40,231
Subtotal Liabilities and Other Considerations	**$2,231,686**

Outstanding Shares

Common Shares (Outstanding as of September 30, 2023)	100,913,085
Fully Diluted Shares for Q3 2023	100,924,794

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Net Asset Value ("NAV") is the metric that represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

1. See page 19 entitled Property Listing - Multifamily.
2. In Q3 2023, Haus25 NOI was $6.8 million or $27.0 million annualized.
3. See page 20 entitled Property Listing - Commercial, Land Bank, & Other Non-Strategic Assets.
4. Based on 4,283 potential units. See page 20 for more detailed breakout.
5. The Company entered into a transitional $60 million revolving credit facility and $115 million term loan agreement to fund the buyout of Rockpoint's interest and provide corporate liquidity. The revolving credit facility and term loan were both fully repaid subsequent to quarter end.
6. Subsequent to quarter end, the Company was notified that approximately $15 million in preferred interest would be redeemed, to be paid out in November.

6

Same Store Performance

$ in thousands (unaudited)

Multifamily Same Store[1]

	Three Months Ended September 30,				Nine Months Ended September 30,				Sequential			
	2023	2022	Change	%	2023	2022	Change	%	Q3 2023	Q2 2023	Change	%
Total Property Revenues (GAAP)	**$61,498**	**$55,631**	**$5,867**	**10.5%**	**$179,581**	**$160,151**	**$19,430**	**12.1%**	**$61,498**	**$60,336**	**$1,162**	**1.9%**
Marketing & Administration	2,076	1,841	235	12.8%	5,762	5,401	361	6.7%	2,076	1,947	129	6.6%
Utilities	2,020	1,937	83	4.3%	5,848	5,836	12	0.2%	2,020	1,780	240	13.5%
Payroll	4,074	3,758	316	8.4%	11,574	11,093	481	4.3%	4,074	3,686	388	10.5%
Repairs & Maintenance	3,417	3,353	64	1.9%	9,645	9,252	393	4.2%	3,417	3,354	63	1.9%
Total Controllable Expenses	**$11,587**	**$10,889**	**$698**	**6.4%**	**$32,829**	**$31,582**	**$1,247**	**3.9%**	**$11,587**	**$10,767**	**$820**	**7.6%**
Other Fixed Fees	764	709	55	7.8%	2,219	2,025	194	9.6%	764	738	26	3.5%
Insurance	945	1,244	(299)	(24.0)%	3,917	3,736	181	4.8%	945	1,486	(541)	(36.4)%
Real Estate Taxes	8,764	9,124	(360)	(3.9)%	23,431	23,739	(308)	(1.3)%	8,764	6,076	2,688	44.2%
Total Non-Controllable Expenses	**$10,473**	**$11,077**	**$(604)**	**(5.5)%**	**$29,567**	**$29,500**	**$67**	**0.2%**	**$10,473**	**$8,300**	**$2,173**	**26.2%**
Total Property Expenses	**$22,060**	**$21,966**	**$94**	**0.4%**	**$62,396**	**$61,082**	**$1,314**	**2.2%**	**$22,060**	**$19,067**	**$2,993**	**15.7%**
Same Store GAAP NOI	**$39,438**	**$33,665**	**$5,773**	**17.1%**	**$117,185**	**$99,069**	**$18,116**	**18.3%**	**$39,438**	**$41,269**	**$(1,831)**	**(4.4)%**
Real Estate Tax Adjustments[2]	20	734	(714)		1,689	1,467	222		20	2,169	(2,149)	
Normalized Same Store NOI	**39,418**	**32,931**	**6,487**	**19.7%**	**115,496**	**97,602**	**17,894**	**18.3%**	**39,418**	**39,100**	**318**	**0.8%**
Total Units	6,691	6,691			6,691	6,691			6,691	6,691		
% Ownership	82.7%	82.7%			82.7%	82.7%			82.7%	82.7%		
% Occupied - Quarter End	95.5%	95.9%	(0.4)%		95.5%	95.9%	(0.4)%		95.5%	95.7%	(0.2)%	

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".
1. Values represent the Company's pro rata ownership of operating portfolio.
2. Represents tax settlements and final tax rate adjustments recognized that are applicable to prior periods.

7

Balance Sheet

$ in thousands (unaudited)

	September 30, 2023 Multifamily	Office/Corp.	Total	December 31, 2022
ASSETS				
Rental property				
Land and leasehold interests	$468,556	$7,651	$476,207	$492,204
Buildings and improvements	2,641,768	199,805	2,841,573	3,332,315
Tenant improvements	7,523	33,323	40,846	122,509
Furniture, fixtures and equipment	94,250	7,543	101,793	99,094
	3,212,097	248,322	3,460,419	4,046,122
Less - accumulated depreciation and amortization	(324,742)	(135,922)	(460,664)	(631,910)
	2,887,355	112,400	2,999,755	3,414,212
Real estate held for sale, net	63,668	35,515	99,183	193,933
Net Investment in Rental Property	2,951,023	147,915	3,098,938	3,608,145
Cash and cash equivalents	7,150	10,124	17,274	26,782
Restricted cash	19,374	4,229	23,603	20,867
Investments in unconsolidated joint ventures	119,830	–	119,830	126,158
Unbilled rents receivable, net	1,427	4,199	5,626	39,734
Deferred charges and other assets, net[(1)(2)]	44,924	15,840	60,764	96,162
Accounts receivable	3,232	623	3,855	2,920
Total Assets	**$3,146,960**	**$182,930**	**$3,329,890**	**$3,920,768**
LIABILITIES & EQUITY				
Revolving credit facility and term loans	$–	$59,067	$59,067	$–
Mortgages, loans payable and other obligations, net	1,853,799	–	1,853,799	1,903,977
Dividends and distributions payable	–	5,221	5,221	110
Accounts payable, accrued expenses and other liabilities	30,729	27,008	57,737	72,041
Rents received in advance and security deposits	12,207	3,709	15,916	22,941
Accrued interest payable	6,462	383	6,845	7,131
Total Liabilities	**1,903,197**	**95,388**	**1,998,585**	**2,006,200**
Redeemable noncontrolling interests	–	40,231	40,231	515,231
Total Stockholders'/Members Equity	**1,207,712**	**(60,102)**	**1,147,610**	**1,235,685**
Noncontrolling interests in subsidiaries:				
Operating Partnership	–	108,214	108,214	126,109
Consolidated joint ventures	36,051	(801)	35,250	37,543
Total Noncontrolling Interests in Subsidiaries	**$36,051**	**$107,413**	**$143,464**	**$163,652**
Total Equity	**$1,243,763**	**$47,311**	**$1,291,074**	**$1,399,337**
Total Liabilities and Equity	**$3,146,960**	**$182,930**	**$3,329,890**	**$3,920,768**

1. Includes mark-to-market lease intangible net assets of $10,165 and mark-to-market lease intangible net liabilities of $320 as of Q3 2023.
2. Includes Prepaid Expenses and Other Assets attributable to Multifamily of $29,870 as follows: (i) deposits of $4,919, (ii) other receivables of $9,663, (iii) other prepaid/assets of $11,683, and (iv) prepaid taxes of $3,605.

8

Income Statement - Quarterly Comparison

$ in thousands, except per share amounts (unaudited)

	Q3 2023				Q3 2022
	Multifamily	Office/Corp.	Less: Disc. Ops	Total	
REVENUES					
Revenue from leases	$59,931	$6,367	$(2,084)	$64,214	$54,764
Real estate services	1,230	–	–	1,230	886
Parking income	3,947	1,063	(336)	4,674	4,083
Other income	1,094	271	(1)	1,364	3,402
Total revenues	**66,202**	**7,701**	**(2,421)**	**71,482**	**63,135**
EXPENSES					
Real estate taxes	9,293	2,260	(644)	10,909	10,463
Utilities	2,016	876	(146)	2,746	2,483
Operating services	12,598	3,303	(552)	15,349	13,468
Real estate services expenses	2,106	1,427	–	3,533	2,752
General and administrative[1]	327	14,302	(9)	14,620	12,818
Transaction related costs	–	2,704	–	2,704	3
Depreciation and amortization	21,115	2,201	(104)	23,212	22,359
Land and other impairments	–	–	–	–	2,535
Total expenses	**47,455**	**27,073**	**(1,455)**	**73,073**	**66,881**
Operating income (expense)	**18,747**	**(19,372)**	**(966)**	**(1,591)**	**(3,746)**
OTHER (EXPENSE) INCOME					
Interest expense	(21,272)	(2,443)	–	(23,715)	(18,819)
Interest cost of mandatorily redeemable noncontrolling interests	(36,392)	–	–	(36,392)	–
Interest and other investment income (loss)	1	1,244	(5)	1,240	280
Equity in earnings (losses) of unconsolidated joint ventures	210	–	–	210	(304)
Realized and unrealized gains (losses) on disposition of rental property and impairments, net	–	423	(423)	–	–
Loss from extinguishment of debt, net	(1,046)	–	–	(1,046)	–
Other Income, net	–	(57)	–	(57)	–
Total other expense	**(58,499)**	**(833)**	**(428)**	**(59,760)**	**(18,843)**
Loss from continuing operations before income tax expense	**(39,752)**	**(20,205)**	**(1,394)**	**(61,351)**	**(22,589)**
Provision for income taxes	(45)	(248)	–	(293)	–
Loss from continuing operations after income tax expense	**(39,797)**	**(20,453)**	**(1,394)**	**(61,644)**	**(22,589)**
Income (loss) from discontinued operations	–	–	971	971	(78,213)
Realized and unrealized gains (loss) on disposition of rental property and impairments, net	–	–	423	423	(5,100)
Total discontinued operations	**–**	**–**	**1,394**	**1,394**	**(83,313)**
Net loss	**(39,797)**	**(20,453)**	**–**	**(60,250)**	**(105,902)**
Noncontrolling interest in consolidated joint ventures	592	–	–	592	726
Noncontrolling interests in Operating Partnership from continuing operations	–	5,322	–	5,322	2,613
Noncontrolling interests in Operating Partnership in discontinued operations	–	(121)	–	(121)	7,710
Redeemable noncontrolling interest	–	(350)	–	(350)	(6,365)
Net loss available to common shareholders	**$(39,205)**	**$(15,602)**	**$–**	**$(54,807)**	**$(101,218)**
Basic earnings per common share:					
Net loss available to common shareholders				$(0.60)	$(1.10)
Diluted earnings per common share:					
Net loss available to common shareholders				$(0.60)	$(1.10)
Basic weighted average shares outstanding				92,177	91,087
Diluted weighted average shares outstanding				100,925	100,378

1. Core G&A Expense of $8.7 million for the third quarter 2023. Reconciliation detailed on page 21.

9

Income Statement - Year-to-Date Comparison

$ in thousands, except per share amounts (unaudited)

	Nine Months Ended September 30, 2023				Nine Months Ended September 30, 2022		
	Multifamily	Office/Corp.	Less: Disc. Ops	Total	All Operations	Less: Disc. Ops	Total
REVENUES							
Revenue from leases	$174,221	$32,310	$(20,570)	$185,961	$215,019	$(68,999)	$146,020
Real estate services	2,785	–	–	2,785	2,693	–	2,693
Parking income	11,673	2,766	(865)	13,574	13,803	(2,144)	11,659
Hotel income	594	–	(594)	–	10,443	(10,443)	–
Other income	3,353	1,224	46	4,623	31,279	(25,387)	5,892
Total revenues	**192,626**	**36,300**	**(21,983)**	**206,943**	**273,237**	**(106,973)**	**166,264**
EXPENSES							
Real estate taxes	25,361	9,034	(4,662)	29,733	39,919	(13,255)	26,664
Utilities	5,937	2,799	(1,107)	7,629	11,365	(4,635)	6,730
Operating services	38,408	9,737	(6,588)	41,557	58,174	(18,820)	39,354
Real estate services expenses	6,355	3,509	–	9,864	8,035	–	8,035
General and administrative	2,341	32,195	(49)	34,487	43,926	(133)	43,793
Transaction related costs	–	7,051	–	7,051	1,348	–	1,348
Depreciation and amortization	64,204	11,825	(5,486)	70,543	83,602	(21,787)	61,815
Property Impairments	–	–	–	–	84,509	(84,509)	–
Land and other impairments	3,396	–	–	3,396	9,367	–	9,367
Total expenses	**146,002**	**76,150**	**(17,892)**	**204,260**	**340,245**	**(143,139)**	**197,106**
Operating income (expense)	**46,624**	**(39,850)**	**(4,091)**	**2,683**	**(67,008)**	**36,166**	**(30,842)**
OTHER (EXPENSE) INCOME							
Interest expense	(64,935)	(3,309)	822	(67,422)	(54,870)	9,703	(45,167)
Interest cost of mandatorily redeemable noncontrolling interests	(49,782)	–	–	(49,782)	–	–	–
Interest and other investment income (loss)	31	5,285	(33)	5,283	627	–	627
Equity in earnings of unconsolidated joint ventures	2,843	–	–	2,843	1,847	–	1,847
Realized and unrealized (gains) losses on disposition of rental property and impairments net	780	(3,066)	2,286	–	(7,704)	7,704	–
(Loss) gain on disposition of developable land	–	(23)	–	(23)	57,747	–	57,747
Gain (loss) from extinguishment of debt, net	(1,058)	(2,656)	12	(3,702)	(6,418)	6,289	(129)
Other Income, net	2,708	86	–	2,794	–	–	–
Total other (expense) income	**(109,413)**	**(3,683)**	**3,087**	**(110,009)**	**(8,771)**	**23,696**	**14,925**
Loss from continuing operations before income tax expense	**(62,789)**	**(43,533)**	**(1,004)**	**(107,326)**	**(75,779)**	**59,862**	**(15,917)**
Provision for income taxes	(45)	(248)	–	(293)	–	–	–
Income from continuing operations after income tax expense	**(62,834)**	**(43,781)**	**(1,004)**	**(107,619)**	**(75,779)**	**59,862**	**(15,917)**
Income (loss) from discontinued operations	–	–	3,290	3,290	–	(52,158)	(52,158)
Realized losses on disposition of rental property and impairments, net	–	–	(2,286)	(2,286)	–	(7,704)	(7,704)
Total discontinued operations	**–**	**–**	**1,004**	**1,004**	**–**	**(59,862)**	**(59,862)**
Net Loss	**(62,834)**	**(43,781)**	**–**	**(106,615)**	**(75,779)**	**–**	**(75,779)**
Noncontrolling interest in consolidated joint ventures	1,815	–	–	1,815	2,484	–	2,484
Noncontrolling interests in Operating Partnership from continuing operations	–	10,016	–	10,016	2,929	–	2,929
Noncontrolling interests in Operating Partnership in discontinued operations	–	(97)	–	(97)	5,597	–	5,597
Redeemable noncontrolling interest	(6,633)	(700)	–	(7,333)	(19,168)	–	(19,168)
Net loss available to common shareholders	**$(67,652)**	**$(34,562)**	**$–**	**$(102,214)**	**$(83,937)**	**$–**	**$(83,937)**
Basic earnings per common share:							
Net loss available to common shareholders				$(1.16)			$(0.98)
Diluted earnings per common share:							
Net loss available to common shareholders				$(1.16)			$(0.98)
Basic weighted average shares outstanding				91,762			91,022
Diluted weighted average shares outstanding				100,770			100,215

10

FFO & Core FFO

$ in thousands, except per share and ratios (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Net loss available to common shareholders	$(54,807)	$(101,218)	$(102,214)	$(83,937)
Add (deduct): Noncontrolling interests in Operating Partnership	(5,322)	(2,613)	(10,016)	(2,929)
Noncontrolling interests in discontinued operations	121	(7,710)	97	(5,597)
Real estate-related depreciation and amortization on continuing operations[1]	25,568	24,802	77,622	69,154
Real estate-related depreciation and amortization on discontinued operations	104	6,550	5,335	21,334
Property impairments on discontinued operations	–	84,509	–	84,509
Discontinued operations: Realized and unrealized losses (gains) on disposition of rental property, net	(423)	5,100	2,286	7,704
Funds from operations[2]	**$(34,759)**	**$9,420**	**$(26,890)**	**$90,238**
Add/(Deduct):				
Loss from extinguishment of debt, net	1,046	–	3,714	6,418
Land and other impairments	–	2,535	3,396	9,367
Loss (gain) on disposition of developable land	–	–	23	(57,747)
Rebranding and Severance/Compensation related costs (G&A)	5,904	3,377	7,869	12,244
Rebranding and Severance/Compensation related costs (Real Estate Services and Operating Expenses)	937	–	937	–
Rockpoint buyout premium	34,775	–	34,775	–
Redemption value adjustment to mandatorily redeemable noncontrolling interests	–	–	7,641	–
Lease breakage fee, net	–	–	–	(22,664)
Amortization of derivative premium	999	(211)	3,751	(213)
Transaction related costs	2,704	3	7,051	1,348
Core FFO	**$11,606**	**$15,124**	**$42,267**	**$38,991**
Diluted weighted average shares/units outstanding[6]	100,925	100,378	100,770	100,215
Funds from operations per share-diluted	$(0.34)	$0.09	$(0.27)	$0.90
Core Funds from Operations per share/unit-diluted	$0.12	$0.15	$0.42	$0.39
Dividends declared per common share	$0.05	–	$0.05	–

Notes: See endnotes and "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

11

AFFO & Adjusted EBITDA

$ in thousands, except per share amounts and ratios (unaudited)

	Three Months Ended September 30, 2023	2022	Nine Months Ended September 30, 2023	2022
Core FFO (calculated on previous page)	**$11,606**	**$15,124**	**$42,267**	**$38,991**
Add (Deduct) Non-Cash Items:				
Straight-line rent adjustments[3]	781	(2,660)	421	3,967
Amortization of market lease intangibles, net	–	(18)	(79)	(124)
Amortization of lease inducements	37	37	52	112
Amortization of stock compensation	3,234	2,872	9,725	8,490
Non-real estate depreciation and amortization	228	283	813	933
Amortization of deferred financing costs	1,353	1,244	3,185	3,601
Deduct:				
Non-incremental revenue generating capital expenditures:				
Building improvements	(2,247)	(5,752)	(6,678)	(11,244)
Tenant improvements and leasing commissions[4]	(13)	(2,936)	(560)	(9,197)
Tenant improvements and leasing commissions on space vacant for more than one year	(112)	(3,379)	(546)	(19,277)
Core AFFO[2]	**$14,867**	**$4,815**	**$48,600**	**$16,252**

	Three Months Ended September 30, 2023	2022	Nine Months Ended September 30, 2023	2022
Core FFO (calculated on previous page)	**$11,606**	**$15,124**	**$42,267**	**$38,991**
Deduct:				
Equity in earnings of unconsolidated joint ventures, net	(210)	304	(2,843)	(1,847)
Equity in earnings share of depreciation and amortization	(2,584)	(2,576)	(7,740)	(7,819)
Add-back:				
Interest expense	23,715	22,137	68,244	54,870
Amortization of derivative premium	(999)	211	(3,751)	213
Recurring JV distributions	2,896	2,911	8,982	9,529
Loss in noncontrolling interest in consolidated joint ventures	(592)	(726)	(1,815)	(2,484)
Interest cost for mandatorily redeemable noncontrolling interest	1,617	–	7,366	–
Redeemable noncontrolling interest	350	6,365	7,333	19,168
Income tax expense	293	(110)	293	95
Adjusted EBITDA	**$36,092**	**$43,640**	**$118,336**	**$110,716**
Net debt at period end[5]	1,871,989	2,202,647	1,871,989	2,202,647
Net debt to Adjusted EBITDA	13.0x	12.7x	11.8x	14.9x

Notes: See endnotes and "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

12

Notes: See unconsolidated joint venture NOI details and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 13 Three Months Ended September 30, 2023 2022 Net loss available to common shareholders $(54,807) $(101,218) Add/(Deduct): Noncontrolling interest in operating partnership (5,322) (2,613) Noncontrolling interest in discontinued operations 121 (7,710) Noncontrolling interest in consolidated joint ventures(a) (592) (726) Redeemable noncontrolling interest 350 6,365 Interest cost for mandatorily redeemable non-controlling interests 36,392 — Interest expense 23,715 22,137 Income tax expense 293 (110) Depreciation and amortization 23,316 29,060 Deduct: Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net (423) 5,100 Equity in (earnings) loss of unconsolidated joint ventures (210) 304 Add: Property impairments — 84,509 Company's share of property NOI's in unconsolidated joint ventures(1) 10,387 8,019 EBITDAre $33,220 $43,117 Add: Loss from extinguishment of debt, net 1,046 — Severance and compensation-related costs 6,841 3,377 Dead deal and transaction-related costs 2,704 3 Land and other impairments — 2,535 Adjusted EBITDAre $43,811 $49,032 (a) Noncontrolling interests in consolidated joint ventures: BLVD 425 59 (83) BLVD 401 (672) (618) Port Imperial Garage South 21 (32) Port Imperial Retail South 21 21 Other consolidated joint ventures (21) (14) Net losses in noncontrolling interests $(592) $(726) Depreciation in noncontrolling interest in consolidated JV's 715 705 Funds from operations - noncontrolling interest in consolidated JV's $123 $(21) Interest expense in noncontrolling interest in consolidated JV's 790 791 Net operating income before debt service in consolidated JV's $913 $770 EBITDAre - Quarterly Comparison $ in thousands (unaudited)

Debt Summary & Maturity Schedule

- 99.5% of the Company's total pro forma debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company`s total debt portfolio has a weighted average interest rate of 4.5% and a weighted average maturity of 4.0 years.(3)

$ in thousands

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate & Hedged Debt				
Fixed Rate & Hedged Secured Debt	$1,869,852	96.8%	4.34%	3.7
Variable Rate Debt(1)				
Variable Rate Debt	61,000	3.2%	8.92%	0.8
Totals / Weighted Average	**$1,930,852**	**100.0%**	**4.49%**	**3.6**
Unamortized Deferred Financing Costs	(17,986)			
Total Consolidated Debt, net	**$1,912,866**			
Partners' Share	(73,356)			
VRE Share of Total Consolidated Debt, net(2)	**$1,839,510**			
Unconsolidated Secured Debt				
VRE Share	$309,240	52.9%	5.34%	4.5
Partners' Share	275,123	47.1%	5.34%	4.5
Total Unconsolidated Secured Debt	**$584,363**	**100.0%**	**5.34%**	**4.5**
Pro Rata Debt Portfolio				
Fixed Rate & Hedged Secured Debt	$2,094,519	99.5%	4.46%	4.0
Variable Rate Secured Debt	10,117	0.5%	7.33%	0.5
Total Pro Rata Debt Portfolio	**$2,104,636**	**100.0%**	**4.48%**	**4.0**

Debt Maturity Schedule (As of October 24, 2023)



$60
$308
$540
$316
$343
$291
$72
2023
2024
2025
2026
2027
2028
2029
2030
2031
Multifamily Secured
Unused Revolver Capacity

1. Variable rate debt includes the Revolver and reflects the balances on the Revolver and Term Loan.
2. Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401 and $9.5 million at Port Imperial South Garage.
3. As of October 24, 2023; adjusted to reflect the payments on the Revolver and Term Loan, change in debt balance for Metropolitan at 40 Park and an extension on Lofts at 40 Park. Details on page 21.

14

Debt Profile

$ in thousands

	Lender	Effective Interest Rate[1]	September 30, 2023	December 31, 2022	Date of Maturity
Secured Permanent Loans					
Port Imperial Hotels[2]	Fifth Third Bank	N/A	$–	$84,000	N/A
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	265,000	10/01/24
Portside 2 at East Pier	New York Life Insurance Co.	4.56%	97,000	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	117,000	08/10/26
Portside at East Pier[3]	KKR	SOFR + 2.75%	56,500	58,998	09/07/26
The Upton[4]	Bank of New York Mellon	SOFR + 1.58%	75,000	75,000	10/27/26
145 Front at City Square[5]	MUFG Union Bank	SOFR + 1.84%	63,000	63,000	12/10/26
RiverHouse 9[6]	JP Morgan	SOFR + 1.41%	110,000	110,000	06/21/27
Quarry Place at Tuckahoe	Natixis Real Estate Capital, LLC	4.48%	41,000	41,000	08/05/27
BLVD 475	Northwestern Mutual Life	2.91%	165,000	165,000	11/10/27
Haus25[7]	Freddie Mac	6.04%	343,061	297,324	09/01/28
RiverHouse 11	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	159,513	160,000	07/01/29
Port Imperial Garage South	American Generall Life & A/G PC	4.85%	31,778	32,166	12/01/29
The Emery	New York Community Bank	3.21%	72,000	72,000	01/01/31
Principal Balance Outstanding			**$1,869,852**	**$1,911,488**	
Unamortized Deferred Financing Costs			(16,053)	(7,511)	
Total Secured Permanent Debt			**1,853,799**	**1,903,977**	
Total Debt			**$1,853,799**	**$2,201,301**	
Secured Revolving Credit Facilities & Term Loans:					
Revolving Credit Facility[8]	JP Morgan and Goldman Sachs	SOFR + 3.60%	$18,000	$–	07/25/24
Term Loan[8]	JP Morgan and Goldman Sachs	SOFR + 3.60%	43,000	–	07/25/24
Balance on Revolving Credit Facilities & Term Loans			**$61,000**	**$–**	
Unamortized Deferred Financing Costs			(1,933)	–	
Total Revolving Credit Facility & Term Loan Debt			**59,067**	**–**	
Total Debt with Facilities & Term Loans			**$1,912,866**	**$2,201,301**	

1. Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
2. Port Imperial Hotels sold on February 10, 2023.
3. In August, the Company refinanced the Freddie Mac fixed rate loan and also placed a 3-year SOFR cap at a strike rate of 3.5%.
4. The loan has been capped at a strike rate of 1.0%, expiring in October 2024.
5. In September, the Company placed a 9-month SOFR cap at a strike rate to 4%.
6. The loan has been capped at a strike rate of 3.0%, expiring in June 2024.
7. In August, the Company fully repaid its construction loan on Haus25 with a new permanent financing provided by Freddie Mac. The balance shown as of December 31, 2022, reflects the outstanding construction loan provided by QuadReal at that time.
8. In July, the Company purchased Rockpoint's interest in the Company. Concurrently, the Company entered into a $175 million transitional facility package. The entire $115 million Term Loan and initial draw of $52 million on the Revolving Credit Facility were fully repaid in October 2023.

15

Hotels $ in thousands except per SF Location Transaction Date Number of Buildings SF Percentage Leased Gross Asset Value Q1 2023 Dispositions Port Imperial Hotels Weehawken, NJ 2/10/2023 2 N/A N/A $97,000 Total Q1 2023 Dispositions 2 N/A N/A $97,000 Land $ in thousands Location Transaction Date Gross Asset Value Q1 2023 Dispositions 101 Columbia Rd. Morris Plains, NJ 3/17/2023 $8,300 Total Q1 2023 Dispositions $8,300 Q4 2023 Dispositions to Date Harborside 4 Jersey City, NJ 10/5/2023 $58,000 3 Campus Drive Jersey City, NJ 10/12/2023 13,500 Total Q4 2023 Dispositions to Date $71,500 16 Transaction Activity Dispositions Office $ in thousands except per SF Location Transaction Date Number of Buildings SF Percentage Leased Gross Asset Value Q2 2023 Dispositions Harborside 1, 2, & 3 Jersey City, NJ 4/05/2023 3 2,098,749 56% $420,000 Total Q2 2023 Dispositions 3 2,098,749 56% $420,000 Q3 2023 Dispositions Harborside 6 Jersey City, NJ 9/13/2023 1 231,856 21% $46,000 Total Q3 2023 Dispositons 1 231,856 21% $46,000 Q4 2023 Dispositions to Date 23 Main Street Holmdel, NJ 10/13/2023 1 350,000 100% $17,500 Total Q4 2023 Dispositions to Date 1 350,000 100% $17,500

Property Units Physical Occupancy VRE's Nominal Ownership(1) Q3 2023 NOI(2) Total Debt VRE Share of Q3 NOI VRE Share of Debt Multifamily Urby Harborside 762 95.3% 85.0% $5,490 $186,457 $4,667 $158,488 RiverTrace at Port Imperial 316 96.5% 22.5% 2,120 82,000 477 18,450 Capstone at Port Imperial 360 96.4% 40.0% 3,086 135,000 1,234 54,000 Riverpark at Harrison 141 94.0% 45.0% 526 30,192 237 13,586 Metropolitan at 40 Park 130 93.8% 25.0% 1,065 42,567 266 10,642 Metropolitan Lofts 59 94.9% 50.0% 303 18,200 152 9,100 Station House 378 94.7% 50.0% 1,513 89,947 757 44,974 Total 2,146 95.4% 54.9% $14,103 $584,363 $7,789 $309,240 Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 1. Amounts represent the Company’s share based on ownership percentage. 2. The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities. 17 Unconsolidated Joint Ventures $ in thousands

Operating Portfolio 18

Property Listing - Multifamily

$ in thousands, except per home

	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Occupied Q3 2023	Percentage Occupied Q2 2023	Average Revenue per Home Q3 2023	Average Revenue per Home Q2 2023	NOI Q3 2023	NOI Q2 2023	Debt Balance
NJ Waterfront													
Haus25	Jersey City, NJ	100.0%	750	617,787	824	2022	94.8%	95.6%	$4,437	$4,238	$6,759	$6,851	$343,061
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003	95.2%	94.9%	4,124	4,038	4,727	6,469	265,000
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003	97.3%	94.7%	4,012	3,891	3,026	2,979	131,000
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011	98.2%	97.6%	4,021	4,020	3,799	4,751	165,000
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016	96.8%	97.7%	4,077	3,986	2,372	2,311	117,000
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017	92.0%	97.1%	4,648	4,538	2,753	2,902	159,513
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017	95.3%	95.5%	3,946	3,795	5,490	5,109	186,457
RiverHouse 9	Weehawken, NJ	100.0%	313	245,127	783	2021	97.8%	96.5%	4,027	4,212	2,450	2,497	110,000
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018	96.3%	96.3%	4,123	3,979	2,422	2,249	100,000
RiverTrace at Port Imperial	West New York, NJ	22.5%	316	295,767	936	2014	96.5%	93.0%	3,682	3,625	2,120	2,195	82,000
Capstone at Port Imperial	West New York, NJ	40.0%	360	337,991	939	2021	96.4%	96.1%	4,354	4,245	3,086	2,953	135,000
NJ Waterfront Subtotal		**85.0%**	**5,067**	**4,391,122**	**867**		**95.9%**	**95.8%**	**$4,143**	**$4,048**	**$39,004**	**$41,266**	**$1,794,031**
Massachusetts													
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015	92.6%	94.9%	$3,216	$3,100	$1,266	$1,148	$56,500
Portside 2 at East Pier	East Boston, MA	100.0%	296	230,614	779	2018	95.8%	98.8%	3,268	3,190	2,024	1,845	97,000
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018	93.7%	93.4%	2,671	2,594	1,711	1,636	63,000
The Emery	Revere, MA	100.0%	326	273,140	838	2020	93.9%	94.2%	2,711	2,639	1,565	1,407	72,000
Massachusetts Subtotal		**100.0%**	**1,168**	**964,781**	**826**		**94.1%**	**95.2%**	**$2,918**	**$2,836**	**$6,566**	**$6,036**	**$288,500**
Other													
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021	92.7%	96.4%	$4,820	$4,527	$1,578	$1,565	$75,000
The James	Park Ridge, NJ	100.0%	240	215,283	897	2021	95.0%	93.3%	3,026	2,913	1,461	1,349	-
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018	94.4%	96.4%	3,195	3,075	1,081	966	43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016	93.5%	96.3%	4,293	4,085	714	712	41,000
RiverPark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014	94.0%	97.9%	2,772	2,689	526	508	30,192
Metropolitan at 40 Park[1]	Morristown, NJ	25.0%	130	124,237	956	2010	93.8%	94.6%	3,568	3,673	784	795	36,500
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018	94.9%	96.6%	3,610	3,536	303	254	18,200
Station House	Washington, DC	50.0%	378	290,348	768	2015	94.7%	93.4%	2,757	3,117	1,513	2,094	89,947
Other Subtotal		**72.8%**	**1,446**	**1,335,622**	**924**		**94.2%**	**95.1%**	**$3,361**	**$3,363**	**$7,960**	**$8,243**	**$333,839**
Operating Portfolio[2]		**85.0%**	**7,681**	**6,691,525**	**871**		**95.3%**	**95.6%**	**$3,809**	**$3,734**	**$53,530**	**$55,545**	**$2,416,370**

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Unconsolidated joint venture income represented at 100% venture NOI. Average Revenue per Home is calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three.

1. As of September 30, 2023, Priority Capital included Metropolitan at $20,914,422 (Prudential).
2. Operating Portfolio includes properties that have achieved over 95% leased for six consecutive weeks. Excludes approximately 190,525 sqft of ground floor retail, of which 125,832 sqft is leased.

19

Property Listing - Commercial, Land Bank, & Other Non-Strategic Assets

$ in thousands

Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased Q3 2023	Percentage Leased Q2 2023	NOI Q3 2023	NOI Q2 2023	Debt Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	$541	$593	$31,778
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2016	N/A	N/A	(33)	(12)	–
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	100.0%	100.0%	173	208	–
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2016	100.0%	100.0%	90	90	–
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,423	2008	65.0%	65.0%	158	172	–
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	281	283	6,067
Commercial Total		**80.9%**		**732,903**		**75.5%**	**75.5%**	**$1,210**	**$1,334**	**$37,845**

Land Bank Potential Units	
Hudson Waterfront	3,076
Greater NY/NJ	1,297
Boston Metro	864
Land Bank Total	**5,237**
Under Binding Contract for Sale	954
Total Less Under Binding Contract	**4,283**

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations	Expirations (SF) 2023[3]	2024	2025
Harborside 5	Jersey City, NJ	977,225	346,081	35.4%	$42.83	13,767	49,468	24,160
Total Office Portfolio[2]		**977,225**	**346,081**	**35.4%**	**$42.83**	**13,767**	**49,468**	**24,160**

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".
1. Average base rents + escalations reflect rental values on a triple net basis.
2. Total Office Portfolio figures exclude 23 Main Street as the property was sold on 10/13/23.
3. Represents expirations for Q4 2023.

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FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $2,584 and $2,575 for the three months ended September 30, 2023 and 2022, respectively and $7,739 and $7,818 for the nine months ended September 30, 2023 and 2022, respectively. Excludes non-real estate-related depreciation and amortization of $228 and $283 for the three months ended September 30, 2023 and 2022, respectively, and $812 and $933 for the nine months ended September 30, 2023 and 2022, respectively. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. (3) Includes free rent of $491 and $5,942 for the three months ended September 30, 2023 and 2022, respectively and $4,358 and $10,060 for the nine months ended September 30, 2023 and 2022, respectively. Also includes the Company's share from unconsolidated joint ventures of $(40) and $(193) for the three months ended September 30, 2023 and 2022, respectively and $27 and $(817) for the nine months ended September 30, 2023 and 2022, respectively. (4) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year and excludes Collector`s Universe. (5) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. (6) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,471 and 8,615 shares for the three months ended September 30, 2023 and 2022, respectively, and 8,753 and 8,633 for the nine months ended September 30, 2023 and 2022, respectively, plus dilutive Common Stock Equivalents (i.e. stock options). 21 Endnotes Q3 2023 Fixed Rate & Hedged Debt, net on 9/30 $1,857,496 Variable Rate Debt Change (Paydown on Term Loan and Revolver in October) (61,000) VRE Share of Consolidated Debt $1,796,496 VRE Share of Total Unconsolidated Debt, net on 9/30 309,240 Metropolitan at 40 Park (VRE Share of Change in Debt Balance) (600) Lofts at 40 Park (Extension and VRE Share of Paydown) (500) VRE Share of Unconsolidated Secured Debt $308,140 Total Pro Rata Debt Portfolio $2,104,636 Pro Forma Debt Portfolio Reconciliation(3) $ in thousands G&A Reconciliation(1) $ in thousands Q3 2023 General and Administrative Expense (p.9) $14,620 Add back: Discontinued Operations G&A Expense (p.9) 9 Rebranding and Severance/Compensation Related Costs (p.11) (5,904) Core G&A Expense $8,725

Reconciliation of Net Income (Loss) to NOI (three months ended)

$ in thousands (unaudited)

	Q3 2023				Q2 2023		
	Multifamily	Office / Corp	Disc. Ops	Total	Multifamily	Office / Corp	Total
Net loss	**$(39,797)**	**$(20,453)**	**$–**	**$(60,250)**	**$(12,805)**	**$(17,330)**	**$(30,135)**
Deduct:							
Real estate services income	(1,230)	–	–	(1,230)	(644)	1	(643)
Interest and other investment loss	(1)	(1,244)	5	(1,240)	(1)	(3,926)	(3,927)
Equity in (earnings) loss of unconsolidated joint ventures	(210)	–	–	(210)	(2,700)	–	(2,700)
Realized and unrealized (gains) losses on disposition	–	(423)	423	–	–	–	–
Loss from early extinguishment of debt, net	1,046	–	–	1,046	–	2,657	2,657
Other Income	–	57	–	57	–	–	–
Add:							
Real estate services expenses	2,106	1,427	–	3,533	2,352	2,037	4,389
General and administrative	327	14,302	(9)	14,620	660	8,922	9,582
Dead deal and transaction-related costs	–	2,704	–	2,704	–	3,319	3,319
Depreciation and amortization	21,115	2,201	(104)	23,212	21,583	2,101	23,684
Interest expense	57,664	2,443	–	60,107	35,068	14	35,082
Land impairments	–	–	–	–	–	3,396	3,396
Net operating income (NOI)	**$41,020**	**$1,014**	**$315**	**$42,349**	**$42,803**	**$1,048**	**$43,851**

Summary of Consolidated Multifamily NOI by Type (unaudited):

	Q3 2023	Q2 2023
Total Consolidated Multifamily - Operating Portfolio	$39,708	$41,637
Total Consolidated Commercial	$929	$1,051
Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests):	$40,637	$42,688
NOI (loss) from services, land/development/repurposing & other assets	$383	$115
Total Consolidated Multifamily NOI	**$41,020**	**$42,803**

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Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters
Veris Residential, Inc.
Harborside 3, 210 Hudson St., Ste.
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: VRE

Contact Information
Veris Residential, Inc.
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Anna Malhari
Chief Operating Officer
E-Mail: amalhari@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia
Chief Executive Officer

Amanda Lombard
Chief Financial Officer

Taryn Fielder
General Counsel and Secretary

Jeff Turkanis
EVP and Chief Investment Officer

Anna Malhari
Chief Operating Officer

Equity Research Coverage

Bank of America Merrill Lynch
Josh Dennerlein

BTIG, LLC
Thomas Catherwood

Citigroup
Nicholas Joseph

Evercore ISI
Steve Sakwa

Green Street Advisors
John Pawlowski

JP Morgan
Anthony Paolone

Truist
Michael R. Lewis

Any opinions, estimates, forecasts or predictions regarding Veris Residential, Inc's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Veris Residential, Inc. or its management. Veris Residential, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

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